UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2018

SONIC CORP.

(Exact name of Registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-18859		73-1371046
(Commission File Number)		(I.R.S. Employer Identification Number)

300 Johnny Bench Drive Oklahoma City, Oklahoma (Address of Principal Executive Offices)		73104 (Zip Code)

Registrants’ telephone number, including area code (734) 930-3030

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Sonic Corp. (the “Company”) or any subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement.

General

On January 23, 2018 (the “Pricing Date”), Sonic Capital LLC, Sonic Industries LLC, America's Drive-In Brand Properties LLC, America's Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, each of which is a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Co-Issuers”), Sonic Franchising LLC, a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (the “Guarantor”), the Company, Sonic Restaurants, Inc., and Sonic Industries Services Inc., as manager, entered into a Purchase Agreement, dated January 23, 2018 (the “Purchase Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.1, with Guggenheim Securities, LLC, as initial purchaser, relating to the issuance and sale of $170,000,000 million Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (the “2018-1 Class A-2 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Purchase Agreement dated January 23, 2018 among Sonic Capital LLC, Sonic Industries LLC, America's Drive-In Brand Properties LLC, America's Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, each as Co-Issuer, Sonic Franchising LLC, as Guarantor, Sonic Industries Services Inc., as manager, the Company and Sonic Restaurants, Inc., as parent companies, and Guggenheim Securities, LLC, as initial purchaser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC CORP.
(Registrant)

/s/ Claudia S. San Pedro
Name:	Claudia S. San Pedro
Title:	Executive Vice President and Chief Financial Officer

Date: January 23, 2018

Exhibit Index

Exhibit Number	Description

10.1	Purchase Agreement dated January 23, 2018 among Sonic Capital LLC, Sonic Industries LLC, America's Drive-In Brand Properties LLC, America's Drive-In Restaurants LLC, SRI Real Estate Holding LLC and SRI Real Estate Properties LLC, each as Co-Issuer, Sonic Franchising LLC, as Guarantor, Sonic Industries Services Inc., as manager, the Company and Sonic Restaurants, Inc., as parent companies, and Guggenheim Securities, LLC, as initial purchaser.